UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ) Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material Under § 240.14a-12 THE SHERWIN-WILLIAMS COMPANY (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☑ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V83290-P42309-Z91769 THE SHERWIN-WILLIAMS COMPANY 2026 Annual Meeting of Shareholders Vote by April 21, 2026 11:59 PM EDT FOR SHARES HELD PURSUANT TO THE 401(K) PLAN VOTE BY APRIL 19, 2026 11:59 PM EDT THE SHERWIN-WILLIAMS COMPANY 1 SHERWIN WAY CLEVELAND, OHIO 44113 You invested in THE SHERWIN-WILLIAMS COMPANY and it’s time to vote! You have the right to vote on the proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 22, 2026. The Annual Meeting will be held in a virtual format via webcast. To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/SHW2026 and enter the 16-digit control number found on this notice and access on the date and time noted. Get informed before you vote View our Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2025 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the materials by requesting prior to April 8, 2026. If you would like to request a paper or email copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 22, 2026 9:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/SHW2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V83291-P42309-Z91769 THIS IS NOT A VOTABLE BALLOT You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. Election of 9 Directors Nominees: 1a. Kerrii B. Anderson For 1b. Jeff M. Fettig For 1c. Robert J. Gamgort For 1d. Heidi G. Petz For 1e. Aaron M. Powell For 1f. Marta R. Stewart For 1g. Michael H. Thaman For 1h. Matthew Thornton III For 1i. Thomas L. Williams For 2. Advisory Approval of the Compensation of the Named Executive Officers For 3. Ratification of the Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm For 4. Advisory Approval of Management Proposal to Amend Shareholders’ Ability to Call a Special Meeting to a 25% Ownership Threshold For 5. Shareholder Proposal Regarding Shareholder Ability to Call a Special Meeting Against